                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

         The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne
H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                 (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Stock of the Corporation to be offered pursuant to the 1994 Directors Stock Incentive Plan; and

                 (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 8th day of June, 1995.




                                                   /s/ Howard P. Allen
                                                   ____________________________
                                                   Howard P. Allen

Witness:


/s/ Charles D. MarLett
______________________
Charles D. MarLett

                               POWER OF ATTORNEY

         The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne
H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                 (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Stock of the Corporation to be offered pursuant to the 1994 Directors Stock Incentive Plan; and

                 (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 8th day of June, 1995.




                                                   /s/ David L. Boren
                                                   ____________________________
                                                   David L. Boren

Witness:


/s/ Charles D. MarLett
______________________
Charles D. MarLett

                               POWER OF ATTORNEY

         The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne
H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                 (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Stock of the Corporation to be offered pursuant to the 1994 Directors Stock Incentive Plan; and

                 (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of June, 1995.




                                                   /s/ Edward A. Brennan
                                                   ____________________________
                                                   Edward A. Brennan

Witness:


/s/ Charles D. MarLett
______________________
Charles D. MarLett

                               POWER OF ATTORNEY

         The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne
H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                 (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Stock of the Corporation to be offered pursuant to the 1994 Directors Stock Incentive Plan; and

                 (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 8th day of June, 1995.




                                                   /s/ Armando M. Codina
                                                   ____________________________
                                                   Armando M. Codina

Witness:


/s/ Charles D. MarLett
__________________
Charles D. MarLett

                               POWER OF ATTORNEY

         The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne
H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                 (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Stock of the Corporation to be offered pursuant to the 1994 Directors Stock Incentive Plan; and

                 (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 8th day of June, 1995.




                                                   /s/ Christopher F. Edley
                                                   ____________________________
                                                   Christopher F. Edley

Witness:


/s/ Charles D. MarLett
______________________
Charles D. MarLett

                               POWER OF ATTORNEY

         The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne
H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                 (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Stock of the Corporation to be offered pursuant to the 1994 Directors Stock Incentive Plan; and

                 (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 8th day of June, 1995.




                                                   /s/ Charles T. Fisher, III
                                                   ____________________________
                                                   Charles T. Fisher, III

Witness:


/s/ Charles D. MarLett
______________________
Charles D. MarLett

                               POWER OF ATTORNEY

         The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne
H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                 (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Stock of the Corporation to be offered pursuant to the 1994 Directors Stock Incentive Plan; and

                 (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 8th day of June, 1995.




                                                   /s/ Earl G. Graves
                                                   ____________________________
                                                   Earl G. Graves

Witness:


/s/ Charles D. MarLett
______________________
Charles D. MarLett

                               POWER OF ATTORNEY

         The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne
H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                 (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Stock of the Corporation to be offered pursuant to the 1994 Directors Stock Incentive Plan; and

                 (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 8th day of June, 1995.




                                                   /s/ Dee J. Kelly
                                                   ____________________________
                                                   Dee J. Kelly

Witness:


/s/ Charles D. MarLett
______________________
Charles D. MarLett

                               POWER OF ATTORNEY

         The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne
H. McNamara and Charles D. MarLett, and each of them, as her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in her name and on her behalf:

                 (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Stock of the Corporation to be offered pursuant to the 1994 Directors Stock Incentive Plan; and

                 (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 8th day of June, 1995.




                                                   /s/ Ann D. McLaughlin
                                                   ____________________________
                                                   Ann D. McLaughlin

Witness:


/s/ Charles D. MarLett
______________________
Charles D. MarLett

                               POWER OF ATTORNEY

         The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne
H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                 (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Stock of the Corporation to be offered pursuant to the 1994 Directors Stock Incentive Plan; and

                 (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 8th day of June, 1995.




                                                   /s/ Charles H. Pistor, Jr.
                                                   ____________________________
                                                   Charles H. Pistor, Jr.

Witness:


/s/ Charles D. MarLett
______________________
Charles D. MarLett

                               POWER OF ATTORNEY

         The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne
H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                 (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Stock of the Corporation to be offered pursuant to the 1994 Directors Stock Incentive Plan; and

                 (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 8th day of June, 1995.




                                                   /s/ Joe M. Rodgers
                                                   ____________________________
                                                   Joe M. Rodgers

Witness:


/s/ Charles D. MarLett
__________________
Charles D. MarLett

                               POWER OF ATTORNEY

         The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne
H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                 (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Stock of the Corporation to be offered pursuant to the 1994 Directors Stock Incentive Plan; and

                 (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 8th day of June, 1995.




                                                   /s/ Maurice Segall
                                                   ____________________________
                                                   Maurice Segall

Witness:


/s/ Charles D. MarLett
______________________
Charles D. MarLett

                               POWER OF ATTORNEY

         The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne
H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                 (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Stock of the Corporation to be offered pursuant to the 1994 Directors Stock Incentive Plan; and

                 (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 10th day of June, 1995.




                                                   /s/ Eugene F. Williams Jr.
                                                   ____________________________
                                                   Eugene F. Williams Jr.

Witness:


/s/ Charles D. MarLett
______________________
Charles D. MarLett

                               POWER OF ATTORNEY

         The undersigned, Chairman of the Board, President and Chief Executive Officer and a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                 (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Stock of the Corporation to be offered pursuant to the 1994 Directors Stock Incentive Plan; and

                 (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 7th day of June, 1995.




                                                   /s/ Robert L. Crandall
                                                   ____________________________
                                                   Robert L. Crandall

Witness:


/s/ Charles D. MarLett
______________________
Charles D. MarLett

                               POWER OF ATTORNEY

         The undersigned, Senior Vice President and Chief Financial Officer of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                 (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Stock of the Corporation to be offered pursuant to the 1994 Directors Stock Incentive Plan; and

                 (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 6th day of June, 1995.




                                                   /s/ Gerard J. Arpey
                                                   ____________________________
                                                   Gerard J. Arpey

Witness:


/s/ Charles D. MarLett
______________________
Charles D. MarLett